Exhibit 10.17

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Second Amendment”), dated as of June 6, 2022, is made by and among Hornbeck Offshore Services, Inc., a Delaware corporation (“HOSI” or the “Parent Borrower”); Hornbeck Offshore Services, LLC, a Delaware limited liability company (“HOS” or the “Co-Borrower”); and the Parent Borrower together with the Co-Borrower, collectively, the “Borrowers” and each, a “Borrower”; each of the Lenders party hereto; Wilmington Trust, National Association as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and Wilmington Trust, National Association, as collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Second Lien Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parent Borrower, the Co-Borrower, the lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are party to that certain Second Lien Term Loan Credit Agreement, dated as of September 4, 2020, and as amended, restated, supplemented, waived or otherwise modified from time to time prior to the Second Amendment Effective Date referred to below, the “Existing Amended Second Lien Credit Agreement” and, as amended by this Second Amendment, the “Second Amended Second Lien Credit Agreement”);

WHEREAS, the Parent Borrower, the Co-Borrower, the Administrative Agent and the Lenders party hereto (which for the avoidance of doubt constitute Required Lenders) desire to make certain changes to the Existing Amended Second Lien Credit Agreement on the Second Amendment Effective Date, in each case on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Credit Agreement.

(a) Clause (i) of the definition of “Approved Vessel Reflagging Transaction” in Section 1.02 of the Existing Amended Second Lien Credit Agreement is hereby amended and restated to add the words shown in underline below:

(i) “no loan party shall be permitted to change the flag or documentation or registration of any Effective Date US.S. Flagged Vessel that is an MPSV, unless listed on Schedule 8.11(b);”

(b) Clause (ii) of the definition of “Approved Vessel Reflagging Transaction” in Section 1.02 of the Existing Restated First Lien Credit Agreement is hereby amended and restated to remove the words stricken and add the words shown in underline below:

(ii) “other than in the case of Effective Date Low Spec Specified Vessels, no more than ~~three (3)~~ five (5) Effective Date U.S. flagged vessels may have their flag or documentation or registration changed if the result thereof is that such Effective Date U.S. Flagged Vessel is no longer flagged under the laws of the United States.

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(c) “Vessel Reflagging Transaction Information” is hereby amended and restated to add either the HOS Strongline or the HOS Centerline (but not both) in accordance with the redline attached hereto as Exhibit A.

SECTION 2. Representations of the Borrowers. Each Borrower hereby represents and warrants to the other parties hereto as of the Second Amendment Effective Date that:

(a) the execution, delivery and performance by it of this Second Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including members, partners or shareholders of the Borrowers, the Guarantors or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Second Amendment or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than the recording and filing of the Security Instruments as required by this Second Amendment and (y) does not violate (i) any applicable law or regulation, (ii) the Organizational Documents of the Borrowers, the Guarantors or any Restricted Subsidiary of the Parent Borrower or (iii) any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing Material Debt binding upon the Borrowers or any Restricted Subsidiary of the Parent Borrower or their Properties, or give rise to a right thereunder to require any material payment to be made by the Borrowers or such Restricted Subsidiary of the Parent Borrower and (d) will not result in the creation or imposition of any Lien on any Property of the Borrowers or any Restricted Subsidiary of the Parent Borrower (other than the Liens created by the Loan Documents);

(b) it has all requisite corporate or limited liability company power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to enter into this Second Amendment and the execution, delivery and performance by it of this Second Amendment, has been duly authorized by all necessary organizational action by it;

(c) each Borrower has duly executed and delivered this Second Amendment, and this Second Amendment, the Second Amended Second Lien Credit Agreement and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with its terms, subject to applicable Bankruptcy Law, laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. Conditions of Effectiveness. The effectiveness of this Second Amendment on the Second Amendment Effective Date is subject to the satisfaction (or waiver in accordance with Section 12.02(a) of the Existing Amended Second Lien Credit Agreement) of the following conditions:

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(a) the Administrative Agent (or its counsel) shall have received (i) from Lenders constituting Required Lenders and (ii) from the Borrowers, either (x) a counterpart of this Second Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Second Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Second Amendment (the date of such satisfaction or waiver, the “Second Amendment Effective Date”).

SECTION 4. Reference to and Effect on the Loan Documents.

(a) On and after the Second Amendment Effective Date, each reference in the Second Amended Second Lien Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Second Amendment” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “Second Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Second Amended Second Lien Credit Agreement as amended on the Second Amendment Effective Date. From and after the Second Amendment Effective Date, this Second Amendment shall be a Loan Document under the Second Amended Second Lien Credit Agreement.

(b) The Security Instruments and each other Loan Document, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Instruments, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Second Amended Second Lien Credit Agreement. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Indebtedness of the Loan Parties under the Loan Documents, in each case, as amended by this Second Amendment.

(c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Execution in Counterparts; Electronic Signature. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment, and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Second Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Lenders party hereto or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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SECTION 6. Amendments; Headings; Severability. This Second Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers or Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Second Amendment. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Governing Law; Etc.

(a) THIS SECOND AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.09 OF THE EXISTING AMENDED SECOND LIEN CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

SECTION 8. No Novation. This Second Amendment shall not discharge or release the Lien or priority of any Security Instrument or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the instruments securing the Existing Amended Second Lien Credit Agreement or the Second Amended Second Lien Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Second Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a guarantor or pledgor under any of the Loan Documents.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 12.01 of the Existing Amended Second Lien Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARENT BORROWER:

HORNBECK OFFSHORE SERVICES, INC.

By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

CO-BORROWER:

HORNBECK OFFSHORE SERVICES, LLC

By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and
Chief Financial Officer

[HOS – Second Amendment - 2L CA (2022)]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent and Debt Representative

By:	/s/ Nelson Kercado
	Name:	Nelson Kercado
	Title:	Vice President

[HOS – Second Amendment - 2L CA (2022)]

REQUIRED LENDERS:

ASOF HOLDINGS I, L.P., as a Lender

By:	ASOF Investment Management LLC,
its manager

By:	/s/ Aaron Rosen
	Name:	Aaron Rosen
	Title:	Authorized Signatory

ASSF IV AIV B, L.P., as a Lender

By	ASSF Management IV, L.P.,
its general partner

By:	ASSF Management IV GP LLC,
its general partner

By:	/s/ Aaron Rosen
	Name:	Aaron Rosen
	Title:	Authorized Signatory

[HOS – Second Amendment - 2L CA (2022)]

HIGHBRIDGE TACTICAL CREDIT
MASTER FUND, L.P., as a Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager

	By:	/s/ Jonathan Segal
		Name:	Jonathan Segal
		Title:	Managing Director,
Co-Chief Investment Officer

HIGHBRIDGE SCF SPECIAL SITUATIONS SPV, L.P., as a Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager

	By:	/s/ Jonathan Segal
		Name:	Jonathan Segal
		Title:	Managing Director,
Co-Chief Investment Officer

[HOS – Second Amendment - 2L CA (2022)]

WHITEBOX CAJA BLANCA FUND, LP,
as a Lender

By:	Whitebox Caja Blanca GP LP,
its general manager

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Lisa Conrad
	Name:	Lisa Conrad
	Title:	General Counsel & CCO

WHITEBOX CREDIT PARTNERS, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Lisa Conrad
	Name:	Lisa Conrad
	Title:	General Counsel & CCO

WHITEBOX GT FUND, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Lisa Conrad
	Name:	Lisa Conrad
	Title:	General Counsel & CCO

[HOS – Second Amendment - 2L CA (2022)]

WHITEBOX MULTI-STRATEGY PARTNERS, LP, as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Lisa Conrad
	Name:	Lisa Conrad
	Title:	General Counsel & CCO

WHITEBOX RELATIVE VALUE PARTNERS, LP, as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Lisa Conrad
	Name:	Lisa Conrad
	Title:	General Counsel & CCO

PANDORA SELECT PARTNERS, LP,
as a Lender

By:	Whitebox Advisors LLC,
its investment manager

	By:	/s/ Lisa Conrad
	Name:	Lisa Conrad
	Title:	General Counsel & CCO

[HOS – Second Amendment - 2L CA (2022)]

EXHIBIT A TO

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

SCHEDULE 8.11(b)

VESSEL REFLAGGING TRANSACTION

INFORMATION

U.S. FLAGGED VESSEL NAME	CLASS	CATEGORY	VALUE	EFFECTIVE DATE LOW SPEC SPECIFIED VESSELS
HOS Super H	200 Class	Low-Spec OSV	$570,000	Yes
HOS Explorer	200 Class	Low-Spec OSV	$520,000	Yes
HOS Voyager	200 Class	Low-Spec OSV	$460,000	Yes
HOS Pioneer	200 Class	Low-Spec OSV	$670,000	Yes
HOS Beaufort	200 Class	Low-Spec OSV	$830,000	Yes
HOS Douglas	200 Class	Low-Spec OSV	$1,010,000	Yes
HOS Nome	200 Class	Low-Spec OSV	$1,030,000	Yes
HOS Cornerstone	240 Class	Low-Spec OSV	$980,000	Yes
HOS Innovator	240 Class	Low-Spec OSV	$1,230,000	Yes
HOS Dominator	240 Class	Low-Spec OSV	$1,440,000	Yes
HOS Beignet	240 Class	Hi-Spec OSV	$1,280,000	Yes
HOS Boudin	240 Class	Hi-Spec OSV	$1,140,000	Yes
HOS Bourre	240 Class	Hi-Spec OSV	$1,000,000	Yes
HOS Coquille	240 Class	Hi-Spec OSV	$1,090,000	Yes
HOS Cayenne	240 Class	Hi-Spec OSV	$920,000	Yes
HOS Chicory	240 Class	Hi-Spec OSV	$1,100,000	Yes
HOS Bluewater	240ED Class	Hi-Spec OSV	$2,070,000	No
HOS Gemstone	240ED Class	Hi-Spec OSV	$2,150,000	No
HOS Greystone	240ED Class	Hi-Spec OSV	$2,240,000	No
HOS Silverstar	240ED Class	Hi-Spec OSV	$2,370,000	No

Exhibit A-1

U.S. FLAGGED VESSEL NAME	CLASS	CATEGORY	VALUE	EFFECTIVE DATE LOW SPEC SPECIFIED VESSELS
HOS Polestar	240ED Class	Hi-Spec OSV	$4,640,000	No
HOS Shooting Star	240ED Class	Hi-Spec OSV	$4,630,000	No
HOS North Star	240ED Class	Hi-Spec OSV	$4,880,000	No
HOS Lode Star	240ED Class	Hi-Spec OSV	$4,960,000	No
HOS Resolution	250EDF Class	Hi-Spec OSV	$4,920,000	No
HOS Mystique	250EDF Class	Hi-Spec OSV	$16,460,000	No
HOS Pinnacle	250EDF Class	Hi-Spec OSV	$5,840,000	No
HOS Windancer	250EDF Class	Hi-Spec OSV	$6,000,000	No
HOS Wildwing	250EDF Class	Hi-Spec OSV	$6,240,000	No
HOS Brimstone	265 Class	Hi-Spec OSV	$2,120,000	No
HOS Stormridge	265 Class	Hi-Spec OSV	$2,180,000	No
HOS Sandstorm,	265 Class	Hi-Spec OSV	$2,230,000	No
HOS Red Dawn	300 Class	Ultra Hi-Spec OSV	$16,390,000	No
HOS Red Rock	300 Class	Ultra Hi-Spec OSV	$18,470,000	No
HOS Black Foot	310 Class	Ultra Hi-Spec OSV	$22,690,000	No
HOS Black Rock	310 Class	Ultra Hi-Spec OSV	$23,030,000	No
HOS Black Watch	310 Class	Ultra Hi-Spec OSV	$23,520,000	No
HOS Briarwood	310 Class	Ultra Hi-Spec OSV	$23,020,000	No
HOS Commander	320 Class	Ultra Hi-Spec OSV	$20,930,000	No
HOS Carolina	320 Class	Ultra Hi-Spec OSV	$21,750,000	No
HOS Claymore	320 Class	Ultra Hi-Spec OSV	$21,730,000	No
HOS Captain	320 Class	Ultra Hi-Spec OSV	$22,890,000	No
HOS Clearview	320 Class	Ultra Hi-Spec OSV	$23,380,000	No
HOS Crockett	320 Class	Ultra Hi-Spec OSV	$23,800,000	No

Exhibit A-2

U.S. FLAGGED VESSEL NAME	CLASS	CATEGORY	VALUE	EFFECTIVE DATE LOW SPEC SPECIFIED VESSELS
HOS Caledonia	320 Class	Ultra Hi-Spec OSV	$24,370,000	No
HOS Cedar Ridge	320 Class	Ultra Hi-Spec OSV	$25,860,000	No
HOS Carousel	320 Class	Ultra Hi-Spec OSV	$25,170,000	No
HOS Strongline or HOS Centerline (but not both)	370 Class	MPSV	$21,520,000	No

Exhibit A-3